UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2026

Eagle Materials Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12984	75-2520779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Berkshire Ln., Suite 900 Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 432-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EXP	New York Stock Exchange
Common Stock, $0.01 par value	EXP	NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendment to Certificate of Incorporation or Bylaws.

Eagle Materials Inc. (the “Company”) held its Annual Meeting of Stockholders on July 30, 2026. At the Annual Meeting, the Company’s stockholders approved amendments to our Restated Certificate of Incorporation to provide for (i) the declassification of our Board of Directors; and (ii) the removal of the provision formerly providing that stockholders may not call special meetings of the stockholders. On July 30, 2026, the Company filed a certificate of amendment (“Certificate of Amendment”) to the Restated Certificate of Incorporation with the Secretary of State of Delaware reflecting these amendments.

Effective upon the filing of the Certificate of Amendment, the Second Amended and Restated Bylaws of the Company were also amended (“Bylaw Amendment”) to implement the stockholder right to call special meetings, as well as to establish a 25% ownership threshold and set forth requirements and procedures that apply when stockholders desire to call special meetings.

The foregoing descriptions of the Certificate of Amendment and the Bylaw Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of the Certificate of Amendment and the Bylaw Amendment, which are filed as Exhibits 3.1 and 3.2 hereto and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, Margot L. Carter, Michael R. Nicolais and Mary P. Ricciardello were elected to the Board of Directors by the holders of the Company’s Common Stock, par value $0.01 per share, to serve until the 2029 Annual Meeting of Stockholders. The Company’s stockholders also (i) approved an advisory resolution regarding the compensation of the Company’s named executive officers; (ii) approved the amendment to the Company’s Restated Certificate of Incorporation to declassify the Board as described in Item 5.03 above; (iii) approved the amendment to the Company’s Restated Certificate of Incorporation to allow stockholders to call special meetings as described in Item 5.03 above; and (iv) approved the expected appointment by the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending March 31, 2027.

Voting results for the director nominees and the other proposals are summarized below:

Election of Class II Directors

	Number of Shares of Common Stock
Director Nominee	For	Against	Abstain	Broker Non-Votes
Margot L. Carter	26,038,029	1,726,428	181,817	1,496,146
Michael R. Nicolais	27,126,856	806,403	13,015	1,496,146
Mary P. Ricciardello	27,374,211	508,732	63,331	1,496,146

Approval of an advisory resolution regarding the compensation of the Company’s named executive officers

Number of Shares of Common Stock
For	Against	Abstain	Broker Non-Votes
27,315,351	611,480	19,443	1,496,146

Approval of an Amendment to the Company’s Restated Certificate of Incorporation to Declassify the Board of Directors

Number of Shares of Common Stock
For	Against	Abstain	Broker Non-Votes
27,818,769	116,850	10,655	1,496,146

Approval of an Amendment to the Company’s Restated Certificate of Incorporation to Create a Stockholder Right to Call Special Meetings

Number of Shares of Common Stock
For	Against	Abstain	Broker Non-Votes
27,823,236	107,060	15,978	1,496,146

Approval of Ernst & Young LLP as the Independent Auditors

Number of Shares of Common Stock
For	Against	Abstain	Broker Non-Votes
28,885,645	543,308	13,467	0

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation

3.2	Amendment to Second Amended and Restated Bylaws

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ Matt Newby Matt Newby Executive Vice President, General Counsel and Secretary

Date: July 31, 2026